UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 23, 2017
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
•Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
On January 23, 2017 Open Text Corporation (“OpenText”) completed the previously announced acquisition (the “Acquisition”) of certain assets and the assumption of certain liabilities of the enterprise content division of EMC Corporation, a Massachusetts corporation, EMC International Company, a company organized under the laws of Ireland, and EMC (Benelux) B.V., a besloten vennootschap organized under the laws of Netherlands (collectively referred to as “Dell EMC”), pursuant to the terms of a Master Acquisition Agreement, dated September 12, 2016 (the “Master Acquisition Agreement”), by and among Dell EMC and OpenText.
The purchase price for the Acquisition was U.S. $1.62 billion. The sources of funds used were approximately U.S. $650 million of cash on hand, U.S. $585 million net proceeds from an underwritten public offering of OpenText’s common shares, U.S. $254 million net proceeds from a reopening of OpenText’s 5.875% senior notes with the remaining funds drawn under OpenText’s existing revolving credit facility.
The foregoing description of the Acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Master Acquisition Agreement, which is incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by OpenText with the U.S. Securities and Exchange Commission (the “SEC”) on September 12, 2016.

Item 7.01	Regulation FD Disclosure
On January 23, 2017, OpenText issued a press release regarding the matters described in Item 2.01 of this Current Report on Form 8-K. A copy of the press release is being furnished herewith as Exhibit 99.1.
This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall this information be deemed incorporated by reference in any filing made by OpenText under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired. The financial information required by this item will be filed pursuant to an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.
(b) Pro Forma Financial Information. The pro forma financial information required by this item will be filed pursuant to an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.
(d) Exhibits.

Exhibit No.	Description

2.1
Master Acquisition Agreement, dated as of September 12, 2016, by and among EMC Corporation, EMC International Company, EMC (Benelux) B.V. and Open Text Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Open Text Corporation on September 12, 2016)

99.1	Press Release issued by Open Text Corporation on January 23, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

January 23, 2017	By:	/s/ John M. Doolittle
John M. Doolittle Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1
Master Acquisition Agreement, dated as of September 12, 2016, by and among EMC Corporation, EMC International Company, EMC (Benelux) B.V. and Open Text Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Open Text Corporation on September 12, 2016)

99.1	Press Release issued by Open Text Corporation on January 23, 2017